SUPPLEMENT DATED MAY 25, 2004 TO THE PROSPECTUS FOR

PACIFIC FUNDS DATED JULY 1, 2003, AS SUPPLEMENTED,
AND TO THE PROSPECTUS FOR THE PORTFOLIO OPTIMIZATION FUNDS
DATED DECEMBER 17, 2003, AS SUPPLEMENTED

This supplement provides information regarding certain sub-advisers that provide investment advisory services to Pacific Funds (the “Fund”). This information is specific to the sub-advisers identified in this supplement and does not involve Pacific Life Insurance Company (“Pacific Life”), the investment adviser to the Fund. This supplement must be preceded or accompanied by either the Fund’s prospectus dated July 1, 2003, as supplemented, or the Fund’s Portfolio Optimization Funds prospectus dated December 17, 2003, as supplemented, as applicable. Remember to review the applicable prospectus for other important information. This information may effect the Portfolio Optimization Funds indirectly because they invest in certain of the Pacific Funds. The information regarding sub-advisers contained in this supplement has been provided by each respective sub-adviser, and has not been independently verified by Pacific Life. The statements and descriptions regarding sub-advisers set forth in this supplement are those of the respective sub-advisers, and not of Pacific Life.

About Pacific Funds

The Fund enjoys the services of a number of different sub-advisers. As explained in the prospectuses, Pacific Life is the investment adviser to the Fund and manages six of the twenty funds directly. To manage the other funds, Pacific Life and the Fund have retained other professional investment advisers to serve as sub-advisers. Some of those sub-advisers have been the subjects of formal actions taken by regulatory authorities. None of the allegations set forth in this supplement relates to Pacific Life, Pacific Funds, or any series of Pacific Funds.

The Mutual Fund Investigations

As you may have seen in the press, state and Federal regulators such as the Office of the Attorney General of the State of New York (“NYAG” throughout this document) and the Securities and Exchange Commission (“SEC” throughout this document) have initiated various inquiries into certain practices in the financial services industry. The regulators are investigating, among other things, the extent to which participants in the industry engaged in or facilitated purchases of shares of mutual funds after the market close at prices calculated at the market close (late trading) or abusive frequent trading of fund shares for arbitrage purposes (market timing). As part of their investigations, regulators have sent requests for information and/or documents to mutual funds, life insurance companies, investment advisers, broker-dealers and other companies in the financial services industry. Beyond requests for information, some industry participants, including certain sub-advisers that provide investment advisory services to portfolios of the Fund, have been the subject of formal complaints filed by state and Federal regulatory authorities.

What if a sub-adviser is terminated?

In the unlikely event that any of the sub-advisers listed below would resign or have its adviser registration suspended or be barred from serving as an investment adviser for any registered investment company, or if for any reason it becomes necessary to terminate any of the sub-

advisers listed below as a sub-adviser of the Fund, the Board of Trustees of the Fund would have to replace the sub-adviser, as appropriate, with another sub-adviser. (Under an exemptive order from the SEC, Pacific Life and the Fund can hire, terminate and replace the sub-advisers, except, as a general matter, sub-advisers affiliated with Pacific Life, without shareholder approval. Within 90 days of the hiring of any new sub-adviser, shareholders of the affected fund will be sent information about the change). Termination could cause disruption to the investment management of the applicable fund(s), which could reduce fund performance. In addition, this could cause the applicable funds to incur expenses in connection with the engagement of a new sub-adviser, including administrative expenses and legal fees. In the event that this happens, Pacific Life would seek any remedies, reimbursement or relief from such sub-adviser available under the sub-advisory agreements or under applicable law, although such recourse may be limited or unavailable.

As of the date of this supplement, given the nature of the money management services provided by the sub-advisers, the nature of the allegations against the named sub-advisers, and the lack of any direct effect on the Fund, Pacific Life has not determined to recommend terminating the services of any sub-adviser.

Pending and Recently Settled Legal Matters for Certain Sub-Advisers

Pacific Life, and Pacific Funds and its funds, are not parties to any of the described matters that follow. Any references below to “INVESCO Funds”, “AIM Funds”, “Janus funds”, “MFS funds”, “PIMCO Funds”, and “Putnam funds” are references to proprietary mutual funds sponsored by INVESCO, AIM, Janus, MFS, PIMCO and Putnam, respectively, and not to Pacific Funds or its funds.

INVESCO Institutional (N.A.), Inc. and A I M Capital Management, Inc.

INVESCO Institutional (N.A.), Inc. (“INVESCO”) is an indirect, wholly-owned subsidiary of AMVESCAP PLC (“AMVESCAP”). A I M Capital Management, Inc. is also an indirect, wholly-owned subsidiary of AMVESCAP. INVESCO is the sub-adviser of the PF INVESCO Health Sciences Fund, and the PF INVESCO Technology Fund. A I M Capital Management, Inc. is the sub-adviser of the PF AIM Blue Chip Fund and the PF AIM Aggressive Growth Fund.

On December 2, 2003 each of the SEC and NYAG filed civil proceedings against INVESCO Funds Group, Inc. (“IFG”) (an affiliate of INVESCO) and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG, and on December 2, 2003 the State of Colorado filed civil proceedings against IFG. The civil proceedings allege that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds.

In addition to these civil proceedings, the SEC, NYAG as well as other regulators, have issued subpoenas and/or requested information from INVESCO and A I M Advisors, Inc. (“AIM”) relating to market timing activity, late trading, fair value and other related issues in the AIM Funds. AIM is an indirect, wholly owned subsidiary of AMVESCAP.

AMVESCAP has reported that it recently found, in its ongoing review, situations in which the procedures designed to guard against the potential adverse impact of frequent trading and illegal late trading through intermediaries in AIM and INVESCO Funds were not completely effective. These findings were based, in part, on an extensive economic analysis by outside experts who examined the impact of these activities.

In light of these findings, AMVESCAP has agreed that any AIM or INVESCO Fund harmed by the activities of accommodated market timers will receive full restitution. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

AMVESCAP has reported that it has informed regulators of its most recent findings and is seeking to resolve both the pending enforcement actions against INVESCO and the ongoing investigations with respect to AIM.

In addition to the complaints described above, multiple lawsuits, including class action and shareholder derivative suits, have been filed against certain INVESCO Funds, AIM Funds, IFG, AIM, A I M Management Group Inc. (the parent of AIM), AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution, rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys’ and experts’ fees.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the INVESCO Funds, AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP and related parties in the future.

Janus Capital Management LLC

Janus Capital Management LLC (“Janus Capital”) is the sub-adviser of the PF Janus Growth LT Fund.

In September 2003, the SEC and the NYAG publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG’s settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to “market time” certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleged that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

The investigations by the NYAG, the SEC, and certain other agencies, including the Colorado Securities Commissioner and the Colorado Attorney General (“COAG”), also sought to determine whether late trading occurred in mutual funds managed by Janus Capital. The term “late trading” generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day’s fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day’s share price (normally, 4:00 p.m. (eastern time)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital’s agreements with those intermediaries.

Other documentation and information sought by various regulatory agencies relate to a variety of matters, including but not limited to: improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by certain Janus funds, information provided to the Board of Trustees of certain Janus funds in connection with the review and approval of management contracts related to such Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied with or intend to comply with these subpoenas and other document and information requests.

On April 27, 2004, Janus Capital announced agreements in principle with the NYAG, the COAG and the Colorado Division of Securities setting forth financial agreements and certain corporate governance and compliance initiatives that will be required by such regulators. Janus Capital also announced an agreement in principle with respect to monetary terms with the SEC, subject to the approval of the SEC Commissioners. Pursuant to such agreements, Janus Capital will establish a pool of $100 million that will be available to compensate investors for the adverse effects of frequent trading and other mutual fund practices. Of this amount, $50 million will be in the form of a civil money penalty. Janus Capital also agreed to reduce its management fees in the amount of $25 million per annum, in the aggregate, for at least a five-year period. Janus also agreed to make $1.2 million in other settlement-related payments required by the State of Colorado.

Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in “market timing” trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duties, as established by state common law or Federal law, to the Janus funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; and (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act.

The “market timing” lawsuits include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the Janus funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the Janus funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class “representative action” purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Board of Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

The “market timing” lawsuits were filed in a number of state and Federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the Federal transfer procedures.

In addition to the “market timing” actions described above, civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain funds managed by Janus Capital. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Fund the services it has agreed to provide.

MFS Investment Management

MFS Investment Management (“MFS”) is the sub-adviser of the PF MFS International Large-Cap Fund.

MFS has reported that it has settled an administrative proceeding with the SEC regarding disclosure of brokerage allocation practices in connection with the sale of funds sponsored by MFS.

In addition, MFS has also reached agreement with the SEC, the NYAG, and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters. MFS’ former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004).

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in Federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS’ internal policies concerning market timing and related matters, and received excessive compensation as fiduciaries to the MFS fund, or (ii) permitted or acquiesced in the improper use of MFS fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of MFS fund assets in this manner. The actions assert that some or all of the defendants violated the Federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased MFS fund redemptions, reduced sales of MFS fund shares, or other adverse consequences to the MFS funds.

Pacific Investment Management Company LLC

Pacific Investment Management Company LLC (“PIMCO”) is the sub-adviser of the PF PIMCO Inflation Managed Fund and the PF PIMCO Managed Bond Fund.

On February 12, 2004, the staff of the SEC informed PA Fund Management LLC (formerly, PIMCO Advisors Fund Management LLC) (“PA Fund Management”) and PEA Capital LLC (“PEA”), two entities that are affiliated, through common ownership, with PIMCO, which serves as sub-adviser to the Fund, that it intended to recommend that the SEC bring civil and administrative actions against PA Fund Management and PEA seeking a permanent injunction against violations of certain provisions of the Federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the SEC staff’s investigation of “market timing” and related trading activities in certain series of PIMCO Funds: Multi-Manager Series (“MMS Funds”), for which PEA serves as sub-adviser. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PEA, PIMCO, PA Distributors LLC (“PAD”) and Allianz Dresdner Asset Management of America L.P. (“ADAM”), the parent company of PEA, PIMCO, PAD and PA Fund Management, had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain series of the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”), for which PIMCO serves as investment adviser, and in certain series of the MMS Funds. The complaint seeks injunctive relief, civil monetary penalties, restitution and disgorgement of profits. On May 6, 2004, the SEC filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management, PEA, PAD, Stephen J. Treadway (the chief executive officer of PA Fund Management and PAD as well as chairman of the Board of Trustees of the MMS Funds) and Kenneth W. Corba (the former chief executive officer of PEA and former portfolio manager of certain MMS Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged “market timing” arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

If the New Jersey Attorney General or the SEC were to obtain a court injunction against PA Fund Management, PEA, PAD, PIMCO, ADAM and/ or Mr. Treadway, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/ sub-adviser or principal underwriter for any registered investment company, including the Fund. In such a case, PA Fund Management, PEA, PAD, PIMCO and ADAM would in turn seek exemptive relief from the SEC, as contemplated by the Investment Company Act of 1940, as amended, although there is no assurance that such exemptive relief would be granted. The SEC also has the power by order to prohibit PA Fund Management, PEA, PAD and PIMCO from serving as investment advisers and underwriters, although as of May 17, 2004, it has not exercised such powers with respect to market timing arrangements involving other mutual fund complexes.

In November 2003, the SEC settled an enforcement action against a broker-dealer not affiliated with PIMCO or the Fund, relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds, and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO, PAD and other affiliates are under investigation by the SEC relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the series of the PIMS Funds and MMS Funds (collectively, the “PIMCO Funds”). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds’ brokerage recognition and revenue-sharing arrangements.

Since February 2004, PIMCO, PAD, PA Fund Management, PEA and certain of their affiliates, the PIMCO Funds, PIMCO Variable Insurance Trust (“PVIT”), for which PIMCO serves as investment adviser, and the Board of Trustees of PIMCO Funds and PVIT have been named as defendants in multiple lawsuits filed in the U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the PIMCO Funds during specified periods or as derivative actions on behalf of the PIMCO Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO believes that other similar lawsuits may be filed in Federal or state courts naming as defendants ADAM, PIMCO, PAD, PA Fund Management, PEA, and/or their affiliates, PVIT, PIMCO Funds, and the Board of Trustees of PIMCO Funds.

None of the allegations concerning PIMCO or its affiliates relate to the Fund. It is possible that these matters and/or other developments resulting from these matters could result in increased

Fund redemptions or other adverse consequences to the Fund. However, PIMCO believes that these matters are not likely to have a material adverse effect on the Fund or on PIMCO’s ability to perform its investment advisory services to the Fund.

Putnam Investment Management, LLC

Putnam Investment Management, LLC (“Putnam”) is the sub-adviser of the PF Putnam Equity Income Fund.

On April 8, 2004, Putnam entered into agreements with the SEC and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam and certain related parties, including certain Putnam funds. Putnam has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

Form No. PACFSUP504

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